SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

BAHAMAS CONCIERGE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-176048	90-0724671
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Olde Town Mall

11148 Sandyport

Nassau, Bahamas

(Address of principal executive offices)

(242) 433-9156

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BAHAMAS CONCIERGE, INC.

Form 8-K

Current Report

Item 8.01

Other Events

Effective as of May 3, 2012, the Board of Directors of Bahamas Concierge, Inc., a Nevada corporation (the “Company”) appointed ClearTrust, LLC (“ClearTrust”) to be the new transfer agent and registrar of the Company's Common Stock, par value $0.001 per share, replacing West Coast Stock Transfer.

Shareholders may contact ClearTrust as follows:

ClearTrust, LLC

16540 Pointe Village Drive

Suite 206

Lutz, FL 33558

Office - (813) 235-4490

Fax - (813) 388-4549

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012	BAHAMAS CONCIERGE, INC.

By: /s/ David Williams
David Williams President, Chief Executive Officer, Director

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